Exhibit 10.54

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
AMENDMENT NO. 8
to the
A320 Family Aircraft Purchase Agreement
made July 20, 2011
between
AIRBUS S.A.S.
and
AMERICAN AIRLINES, INC.
This Amendment No. 8 to the A320 Family Aircraft Purchase Agreement made July 20, 2011 (as amended, supplemented or otherwise modified, hereinafter referred to as the “Amendment”), entered into as of June 11, 2015, by and between AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”), and AMERICAN AIRLINES, INC., a Delaware corporation having its principal office at 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, United States of America (the “Buyer”).
WITNESSETH:
WHEREAS, the Buyer and the Seller entered into an Airbus A320 Family Aircraft Purchase Agreement, made July 20, 2011, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time, is hereinafter called the “Agreement”;
WHEREAS, the Seller and the Buyer desire to defer the Scheduled Delivery Quarter previously specified with respect to certain A321 NEO Aircraft;
WHEREAS, the Seller and the Buyer desire to establish the Scheduled Delivery Quarter for those certain [****]; and
WHEREAS, in connection with the deferral and establishment of Scheduled Delivery Quarters contemplated hereby, the Seller and the Buyer desire to modify provisions contained in Letter Agreement No. 2 to the Agreement [****].

CT1001520_AMD 8_AAL_A320 PA_EXECUTION    Page 1
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1.    NEO DEFERRAL AND PURCHASE AIRCRAFT CONVERSION

1.1    The Seller and the Buyer agree to defer the Scheduled Delivery Quarter for each of the following Aircraft as follows:

Aircraft Type	CAC ID No.	Original Scheduled Delivery Quarter	Revised Scheduled Delivery Quarter
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

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[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.2 The Seller and the Buyer agree to specify the [****], as set forth in Exhibit 2 attached hereto.

1.3 [****].

1.4 The Predelivery Payment of [****] shall be applied to [****].

1.5 Clause 0 of the Agreement is amended to modify the following defined term between QUOTE and UNQUOTE:
QUOTE
[****]
UNQUOTE

2.    DELIVERY SCHEDULES

2.1 Schedule I to the Agreement is deleted in its entirety and replaced with the “Schedule I to the Agreement” attached hereto as Exhibit 1, which reflects (i) Scheduled Delivery Months notified by the Seller to the Buyer as of the date of this Amendment and (ii) Scheduled Delivery Months as deferred pursuant to Paragraph 1.1 hereof.

2.2 Schedule III to Letter Agreement No. 4 is deleted in its entirety and replaced with the “Schedule III to Letter Agreement No. 4” attached hereto as Exhibit 2, [****].

3.    DELIVERY PERIOD
Clause 11.1 of the Agreement is amended by replacing [****].

4.    [****]
Paragraph 2.1.1 of Letter Agreement No. 5 is amended by adding a new Sub-Paragraph 2.1.1(viii) immediately following Sub-Paragraph 2.1.1(vii) as follows:
QUOTE
[****]
UNQUOTE

5.    [****]

5.1 Sub-Paragraph 3.1.1(iv) of Letter Agreement No. 5 is amended by replacing [****].

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[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.2 [****]

5.3 Paragraph 3.1.3 of Letter Agreement No. 5 to the Agreement is deleted in its entirety and replaced by the following quoted text:
QUOTE
    3.1.3    The [****] exercise of [****] will not have an effect on any guarantee set forth in Amended and Restated Letter Agreement No. 11C, Letter Agreement 11C-1, Amended and Restated Letter Agreement 11D, Amended and Restated Letter Agreement No. 11K, Letter Agreement 11K-1 or Amended and Restated Letter Agreement 11L to the Agreement.
UNQUOTE

5.4 Paragraph 3.3 of Letter Agreement No. 5 to the Agreement is deleted in its entirety and replaced by the following quoted text:
QUOTE
    3.3    [****]
For each A320 Family NEO Aircraft type and Propulsion System combination set forth on Schedule I hereto, the Seller has provided a mission block fuel guarantee (each, a “Fuel Guarantee”) pursuant to the Letter Agreement set forth opposite such type and Propulsion System combination on Schedule I attached hereto. [****]
No earlier than [****] the Seller will provide the Buyer with the expected mission block fuel for the Fuel Guarantee mission for such type and Propulsion System combination calculated in good faith by the Seller pursuant to its customary industrial practices (each, a “Fuel Burn Forecast”).
Each Fuel Burn Forecast will be compared to the applicable Fuel Guarantee [****] Within [****] after receipt of such request from the Buyer, the Seller will notify the Buyer [****].
The Buyer will have [****] after the Seller notifies the Buyer in writing [****] Any Predelivery Payments held by the Seller for any A320 Family NEO Aircraft [****].
If the Buyer fails to confirm its acceptance in writing as required above, [****] will remain in effect.

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[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

UNQUOTE

5.5 Schedule I to Letter Agreement No. 5 to the Agreement is hereby deleted and replaced with the “Schedule I to Letter Agreement No. 5” attached hereto as Exhibit 3.

6.    [****]
Paragraphs 7.3.1 and 7.3.2 of Letter Agreement No. 2 to the Agreement are deleted in their entirety and replaced by the following quoted text:
QUOTE
    7.3.1    For each Aircraft that is sold by the Seller and purchased by the Buyer and delivered to the Buyer on or before [****]

    (i)    [****]

    (ii)    [****]

    (iii)    [****]

    (iv)    [****]

    7.3.2    Except for [****], for each Aircraft that is sold by the Seller and purchased by the Buyer and delivered to the Buyer [****]

    (i)    [****]

    (a)    [****]

    (b)    [****]

    (c)    [****]

    (d)    [****]

    (ii)    [****]

    (a)    [****]

    (b)    [****]

    (c)    [****]

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[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

UNQUOTE

7. REFERENCES
On and after the date of this Amendment:
    (i)    each reference in Letter Agreement No. 2, Letter Agreement No. 4 and Letter Agreement No. 5 to “this Letter Agreement”, “hereunder”, “hereof” or words of like import referring to Letter Agreement No. 2, Letter Agreement No. 4 or Letter Agreement No. 5, as applicable, shall mean and be a reference to Letter Agreement No. 2, Letter Agreement No. 4 or Letter Agreement No. 5, as applicable, as amended by this Amendment; and

    (ii)    each reference in the Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment.

8.    ASSIGNMENT
This Amendment and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

9.    CONFIDENTIALITY
The Seller and the Buyer agree not to disclose the terms and conditions of this Amendment to any person without the prior written consent of the other party. Notwithstanding the foregoing, the Seller and the Buyer agree that such terms and conditions may be disclosed without such prior written consent to (i) as required by law or as necessary in connection with the enforcement of such party’s rights hereunder, and (ii) to the board of directors, managers, employees, auditors, and legal, financial and technical advisors of each party.

10.    COUNTERPARTS
This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

AMD 8_CT1001520_AAL_A320Family_ EXECUTION    Page 6

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Airbus S.A.S.
Name:	Airbus S.A.S
Title:	Senior Vice President Contracts

Accepted and Agreed:
AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Name:	American Airlines, Inc.
Title:	Vice President – Fleet Planning
AMD 8_CT1001520_AAL_A320Family_ EXECUTION

EXHIBIT 1 to AMENDMENT NO. 8
SCHEDULE 1 to the Agreement

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
1	[****]	[****]	[****]
2	[****]	[****]	[****]
3	[****]	[****]	[****]
4	[****]	[****]	[****]
5	[****]	[****]	[****]
6	[****]	[****]	[****]
7	[****]	[****]	[****]
8	[****]	[****]	[****]
9	[****]	[****]	[****]
10	[****]	[****]	[****]
11	[****]	[****]	[****]
12	[****]	[****]	[****]
13	[****]	[****]	[****]
14	[****]	[****]	[****]
15	[****]	[****]	[****]
16	[****]	[****]	[****]
17	[****]	[****]	[****]
18	[****]	[****]	[****]
19	[****]	[****]	[****]
20	[****]	[****]	[****]
21	[****]	[****]	[****]
22	[****]	[****]	[****]
23	[****]	[****]	[****]
24	[****]	[****]	[****]
25	[****]	[****]	[****]
26	[****]	[****]	[****]
27	[****]	[****]	[****]
28	[****]	[****]	[****]
29	[****]	[****]	[****]
30	[****]	[****]	[****]
31	[****]	[****]	[****]
32	[****]	[****]	[****]
33	[****]	[****]	[****]
34	[****]	[****]	[****]

AMD 8_CT1001520_AAL_A320Family_ EXECUTION
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
35	[****]	[****]	[****]
36	[****]	[****]	[****]
37	[****]	[****]	[****]
38	[****]	[****]	[****]
39	[****]	[****]	[****]
40	[****]	[****]	[****]
41	[****]	[****]	[****]
42	[****]	[****]	[****]
43	[****]	[****]	[****]
44	[****]	[****]	[****]
45	[****]	[****]	[****]
46	[****]	[****]	[****]
47	[****]	[****]	[****]
48	[****]	[****]	[****]
49	[****]	[****]	[****]
50	[****]	[****]	[****]
51	[****]	[****]	[****]
52	[****]	[****]	[****]
53	[****]	[****]	[****]
54	[****]	[****]	[****]
55	[****]	[****]	[****]
56	[****]	[****]	[****]
57	[****]	[****]	[****]
58	[****]	[****]	[****]
59	[****]	[****]	[****]
60	[****]	[****]	[****]
61	[****]	[****]	[****]
62	[****]	[****]	[****]
63	[****]	[****]	[****]
64	[****]	[****]	[****]
65	[****]	[****]	[****]
66	[****]	[****]	[****]
67	[****]	[****]	[****]
68	[****]	[****]	[****]
69	[****]	[****]	[****]

AMD 8_CT1001520_AAL_A320Family_ EXECUTION
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
70	[****]	[****]	[****]
71	[****]	[****]	[****]
72	[****]	[****]	[****]
73	[****]	[****]	[****]
74	[****]	[****]	[****]
75	[****]	[****]	[****]
76	[****]	[****]	[****]
77	[****]	[****]	[****]
78	[****]	[****]	[****]
79	[****]	[****]	[****]
80	[****]	[****]	[****]
81	[****]	[****]	[****]
82	[****]	[****]	[****]
83	[****]	[****]	[****]
84	[****]	[****]	[****]
85	[****]	[****]	[****]
86	[****]	[****]	[****]
87	[****]	[****]	[****]
88	[****]	[****]	[****]
89	[****]	[****]	[****]
90	[****]	[****]	[****]
91	[****]	[****]	[****]
92	[****]	[****]	[****]
93	[****]	[****]	[****]
94	[****]	[****]	[****]
95	[****]	[****]	[****]
96	[****]	[****]	[****]
97	[****]	[****]	[****]
98	[****]	[****]	[****]
99	[****]	[****]	[****]
100	[****]	[****]	[****]
101	[****]	[****]	[****]
102	[****]	[****]	[****]
103	[****]	[****]	[****]
104	[****]	[****]	[****]

AMD 8_CT1001520_AAL_A320Family_ EXECUTION
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
105	[****]	[****]	[****]
106	[****]	[****]	[****]
107	[****]	[****]	[****]
108	[****]	[****]	[****]
109	[****]	[****]	[****]
110	[****]	[****]	[****]
111	[****]	[****]	[****]
112	[****]	[****]	[****]
113	[****]	[****]	[****]
114	[****]	[****]	[****]
115	[****]	[****]	[****]
116	[****]	[****]	[****]
117	[****]	[****]	[****]
118	[****]	[****]	[****]
119	[****]	[****]	[****]
120	[****]	[****]	[****]
121	[****]	[****]	[****]
122	[****]	[****]	[****]
123	[****]	[****]	[****]
124	[****]	[****]	[****]
125	[****]	[****]	[****]
126	[****]	[****]	[****]
127	[****]	[****]	[****]
128	[****]	[****]	[****]
129	[****]	[****]	[****]
130	[****]	[****]	[****]
131	[****]	[****]	[****]
132	[****]	[****]	[****]
133	[****]	[****]	[****]
134	[****]	[****]	[****]
135	[****]	[****]	[****]
136	[****]	[****]	[****]
137	[****]	[****]	[****]
138	[****]	[****]	[****]
139	[****]	[****]	[****]

AMD 8_CT1001520_AAL_A320Family_ EXECUTION
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
140	[****]	[****]	[****]
141	[****]	[****]	[****]
142	[****]	[****]	[****]
143	[****]	[****]	[****]
144	[****]	[****]	[****]
145	[****]	[****]	[****]
146	[****]	[****]	[****]
147	[****]	[****]	[****]
148	[****]	[****]	[****]
149	[****]	[****]	[****]
150	[****]	[****]	[****]
151	[****]	[****]	[****]
152	[****]	[****]	[****]
153	[****]	[****]	[****]
154	[****]	[****]	[****]
155	[****]	[****]	[****]
156	[****]	[****]	[****]
157	[****]	[****]	[****]
158	[****]	[****]	[****]
159	[****]	[****]	[****]
160	[****]	[****]	[****]
161	[****]	[****]	[****]
162	[****]	[****]	[****]
163	[****]	[****]	[****]
164	[****]	[****]	[****]
165	[****]	[****]	[****]
166	[****]	[****]	[****]
167	[****]	[****]	[****]
168	[****]	[****]	[****]
169	[****]	[****]	[****]
170	[****]	[****]	[****]
171	[****]	[****]	[****]
172	[****]	[****]	[****]
173	[****]	[****]	[****]
174	[****]	[****]	[****]

AMD 8_CT1001520_AAL_A320Family_ EXECUTION
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
175	[****]	[****]	[****]
176	[****]	[****]	[****]
177	[****]	[****]	[****]
178	[****]	[****]	[****]
179	[****]	[****]	[****]
180	[****]	[****]	[****]
181	[****]	[****]	[****]
182	[****]	[****]	[****]
183	[****]	[****]	[****]
184	[****]	[****]	[****]
185	[****]	[****]	[****]
186	[****]	[****]	[****]
187	[****]	[****]	[****]
188	[****]	[****]	[****]
189	[****]	[****]	[****]
190	[****]	[****]	[****]
191	[****]	[****]	[****]
192	[****]	[****]	[****]
193	[****]	[****]	[****]
194	[****]	[****]	[****]
195	[****]	[****]	[****]
196	[****]	[****]	[****]
197	[****]	[****]	[****]
198	[****]	[****]	[****]
199	[****]	[****]	[****]
200	[****]	[****]	[****]
201	[****]	[****]	[****]
202	[****]	[****]	[****]
203	[****]	[****]	[****]
204	[****]	[****]	[****]
205	[****]	[****]	[****]
206	[****]	[****]	[****]
207	[****]	[****]	[****]
208	[****]	[****]	[****]
209	[****]	[****]	[****]

AMD 8_CT1001520_AAL_A320Family_ EXECUTION
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
210	[****]	[****]	[****]
211	[****]	[****]	[****]
212	[****]	[****]	[****]
213	[****]	[****]	[****]
214	[****]	[****]	[****]
215	[****]	[****]	[****]
216	[****]	[****]	[****]
217	[****]	[****]	[****]
218	[****]	[****]	[****]
219	[****]	[****]	[****]
220	[****]	[****]	[****]
221	[****]	[****]	[****]
222	[****]	[****]	[****]
223	[****]	[****]	[****]
224	[****]	[****]	[****]
225	[****]	[****]	[****]
226	[****]	[****]	[****]
227	[****]	[****]	[****]
228	[****]	[****]	[****]
229	[****]	[****]	[****]
230	[****]	[****]	[****]

AMD 8_CT1001520_AAL_A320Family_ EXECUTION
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT 2 to AMENDMENT NO. 8
SCHEDULE III to Letter Agreement No. 4
[****] OPTION AIRCRAFT DELIVERY SCHEDULE

Batch consisting of [****] Option Aircraft bearing rank	Scheduled Delivery Quarter	[****] Option Exercise Notice Date
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

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EXHIBIT 3 to AMENDMENT NO. 8
SCHEDULE I to Letter Agreement No. 5

A320 Family NEO Aircraft Type and Propulsion System combination	Fuel Guarantee
A319 NEO Aircraft with PW1124G-JM engines	As set forth in Paragraph 3.3 of Amended and Restated Letter Agreement No. 11C to the Agreement

A319 NEO Aircraft with PW1124G-JM with PIP/edge engine performance improvement package	As set forth in Paragraph 3.3 of Letter Agreement No. 11C-1 to the Agreement

A319 NEO Aircraft with LEAP-1A24 engines	As set forth in Paragraph 3.3 of Amended and Restated Letter Agreement No. 11D to the Agreement

A320 NEO Aircraft with PW1127G-JM engines	Reserved

A320 NEO Aircraft with LEAP-1A26 engines	Reserved

A321 NEO Aircraft with PW1133G-JM engines	As set forth in Paragraph 3.4 of Amended and Restated Letter Agreement No. 11K to the Agreement

A321 NEO Aircraft with PW1133G-JM engines with PIP/edge engine performance improvement package	As set forth in Paragraph 3.4 of Letter Agreement No. 11K-1 to the Agreement

AMD 8_CT1001520_AAL_A320Family_ EXECUTION